UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 12, 2016 (May 11, 2016)

TYCO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in its Charter)

Ireland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
(Commission File Number)

One Albert Quay
Albert Quay, Cork, Ireland
(Address of Principal Executive Offices, including Zip Code)
353-21-426-0000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 11, 2016, Sam Eldessouky gave notice of his resignation as Senior Vice President, Controller and Chief Accounting Officer of Tyco International plc (the “Company”) effective as of May 30, 2016 to pursue other opportunities. Mr. Eldessouky’s decision is not the result of any disagreement regarding the Company’s financial reporting or accounting policies, procedures, estimates or judgments.
In addition, in connection with Mr. Eldessouky’s resignation, Robert E. Olson, the Company’s Executive Vice President and Chief Financial Officer, will assume Mr. Eldessouky’s responsibilities as the Company’s principal accounting officer effective as of May 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL PLC
(Registrant)

	By:	/s/ ANDREA GOODRICH
Andrea Goodrich
Vice President and Corporate Secretary

Date: May 12, 2016

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